UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                 BlackRock Total Emerging Markets Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Total Emerging Markets Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock Total Emerging Markets Fund

Investment Objective

BlackRock Total Emerging Markets Fund’s (the “Fund”) investment objective is to seek total return.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM (the “Board”) approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from October 31 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from November 1, 2019 to April 30, 2020, the Fund’s Institutional, Investor A and Investor C Shares returned (9.34)%, (9.52)% and (9.78)%, underperforming its custom blended benchmark, MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%), which returned (8.18)%.

What factors influenced performance?

The Fund struggled against a highly changeable backdrop, as the financial markets experienced sharp rotations during the period. Although progress toward a resolution of the trade conflict between the United States and China initially supported stocks in late 2019 and early 2020, the global spread of coronavirus — and the resulting economic shutdowns — led to a steep downturn in risk assets in February and March. The sell-off led to one of the worst quarterly returns for equities on record as volatility hit levels last observed during the 2008-2009 global financial crisis.

Within the emerging markets specifically, equities began to decline in January as China shut down its economy. Once the coronavirus spread to the West, however, China outperformed the rest of the asset class.

The flight to quality in the February-March sell-off led to a tightening of financial conditions that impacted the world credit markets, particularly emerging market bonds. In this environment, the Fund’s underperformance was driven by losses across its fixed-income portfolio. Hard currency emerging market sovereign debt, especially in Argentina and Brazil, led the decline. Local currency bonds in Malaysia and Chile were slightly additive, but the benefit was not enough to offset the effect of the broader downturn.

The equity allocation also experienced mixed performance. Investors displayed a lack of focus on underlying company financials amid the prevalence of headline risk, resulting in losses across fundamental insights. Specifically, contrarian insights detracted as more traditional value measures — including an insight that compares companies based on sales — struggled due to growth concerns. This adverse effect was most pronounced in Asian stocks during January and February given the economic shutdowns throughout the region. In addition, traditional quality measures — such as balance sheet strength, cash flow generation and lower volatility — failed to provide the expected defensive characteristics.

On the plus side, the equity portfolio was helped by the outperformance of its macro thematic insights. This was highlighted by strength in a country-timing model that led to several underweight positions in countries across Latin America and Asia. An underweight in Brazil was especially beneficial as the sharp decline in oil prices reduced growth expectations for the country’s resource-heavy economy. An underweight stance in Chile, which experienced political uncertainty in the early part of the period, also contributed. Underweight positions in South Korea and Thailand were additive, as well. Industry-timing models aided Fund performance, due largely to underweights in consumer discretionary stocks in India and South Korea, as well as in Chinese communication services stocks. Fundamental insights related to environmental, social and governance (“ESG”) factors further helped results compared to more traditional quality measures, as they provided some defensive properties at a time of heightened market volatility. A recently added ESG insight that looks toward investor positioning in ESG-related holdings was another top performer, as it was able to capture the inflows into this space. The Fund’s regional China A model was slightly up for the period.

The Fund used total return swaps (a simple form of derivatives) to gain exposure to certain emerging equity markets. The Fund used derivatives as a means to achieve exposure to these markets in a more efficient manner than investing directly in equities, so this aspect of its approach did not have an effect on relative performance. As derivatives required less cash used as collateral, the portfolio had a higher cash balance as of period end. Since the Fund achieved its desired exposures through the use of derivatives, the cash position had no material impact on Fund performance. The Fund also used forward interest rate swaps to manage the currency risks of its positions in local currency bonds. The use of these instruments also had no material effect on Fund performance.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers in its equity portfolio, while adding a number of new signals to its stock selection model. In general, the investment adviser continued to build out models that are based on ESG factors and away from more generic quantitative measures. Given the dynamism of the broader market environment, the Fund also instituted enhanced signal constructs to identify emerging trends, such as domestically focused firms.

Describe portfolio positioning at period end.

Russia was the Fund’s largest equity overweight at end of April, primarily through positions in communications services stocks. The overweight was motivated by Russia’s attractive fundamentals relative to other emerging market countries. The Fund was overweight in Mexican equities, predominantly in the consumer staples sector. The Fund also moved to a slight overweight in China, with a preference for local China A shares. South Korea remained the Fund’s largest equity underweight. The position was largely focused on technology stocks due to the negative outlook for both reform and the nation’s export competitiveness.

On the fixed-income side, the portfolio was tilted toward local currency bonds in Malaysia and South Africa. In the hard currency sovereign bond category, the Fund was underweight in Croatia and overweight in higher-quality issuers such as Hungary and Poland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Total Emerging Markets Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.

(d)

A customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)
		1 Year		5 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.34)%	(9.15)%	N/A	(0.30)%	N/A	0.19%	N/A
Investor A	(9.52)	(9.42)	(14.18)%	(0.55)	(1.62)%	(0.07)	(0.84)%
Investor C	(9.78)	(10.06)	(10.95)	(1.28)	(1.28)	(0.81)	(0.81)
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)	(8.18)	(7.63)	N/A	1.28	N/A	1.46	N/A
MSCI Emerging Markets Index	(10.50)	(12.00)	N/A	(0.10)	N/A	0.62	N/A
JPMorgan Emerging Markets Bond Index Plus	(5.14)	(1.54)	N/A	2.80	N/A	2.24	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on May 16, 2013.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of April 30, 2020 (continued)	BlackRock Total Emerging Markets Fund

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$906.60	$4.03	$1,000.00	$1,020.64	$4.27	0.85%
Investor A	1,000.00	904.80	5.21	1,000.00	1,019.39	5.52	1.10
Investor C	1,000.00	902.20	8.75	1,000.00	1,015.66	9.27	1.85

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six months divided by 366.

See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Percent of Total Investments
Foreign Agency Obligations	65%
Short-Term Securities	25
Investment Companies	5
Common Stocks	4
Corporate Bonds	1

GEOGRAPHIC ALLOCATION

	Percentage of Total Investments (a)
Country/Geographic Region	Long		Short	Total
United States	19%		—%	19%
China	17		—	17
Mexico	6		—	6
South Korea	6		—	6
Russia	6		—	6
Taiwan	6		—	6
Indonesia	5		—	5
Brazil	5		—	5
Turkey	4		—	4
South Africa	4		—	4
Philippines	3		—	3
Colombia	3		—	3
Chile	2		—	2
Hungary	2		—	2
Peru	2		—	2
Argentina	2		—	2
Malaysia	1		—	1
Panama	1		—	1
Ukraine	1		—	1
Poland	1		—	1
Romania	1		—	1
Saudi Arabia	1		—	1
Thailand	1		—	1
United Kingdom	1		—	1
Others(b)	—	(c)	—	—	(c)

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.
(c)	Rounds to less than 1%.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 6 (which is based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Consolidated Schedule of Investments April 30, 2020	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 3.1%

China — 3.1%
Anhui Conch Cement Co. Ltd., Class A		10,900	$91,060
Bank of Beijing Co. Ltd., Class A		191,700	134,168
Bank of Hangzhou Co. Ltd., Class A		96,074	111,494
Bank of Jiangsu Co. Ltd., Class A		127,000	107,868
Beijing Sanju Environmental Protection and New Material Co. Ltd., Class A		32,168	18,717
Betta Pharmaceuticals Co. Ltd., Class A		3,164	41,531
Changchun High & New Technology Industry Group, Inc., Class A		800	66,344
China Life Insurance Co. Ltd., Class A		14,200	56,578
China Merchants Bank Co. Ltd., Class A		15,600	76,549
East Money Information Co. Ltd., Class A		25,277	64,095
First Capital Securities Co. Ltd., Class A		21,800	21,104
Foshan Haitian Flavouring & Food Co. Ltd., Class A		1,100	18,921
G-bits Network Technology Xiamen Co. Ltd., Class A		900	47,804
GCL System Integration Technology Co. Ltd., Class A(a)		53,800	19,053
Gigadevice Semiconductor Beijing, Inc., Class A		1,300	50,330
Glodon Co. Ltd., Class A		33,290	243,625
GoerTek, Inc., Class A		19,632	52,729
Guotai Junan Securities Co. Ltd., Class A		108,400	255,658
Henan Shuanghui Investment & Development Co. Ltd., Class A		24,567	139,177
Huatai Securities Co. Ltd., Class A		21,302	53,747
Inner Mongolia Yili Industrial Group Co. Ltd., Class A		20,100	82,114
Jiangsu Hengrui Medicine Co. Ltd., Class A		22,800	295,442
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A		2,800	18,485
Kweichow Moutai Co. Ltd., Class A		500	88,747
Luxshare Precision Industry Co. Ltd., Class A		11,970	78,641
Muyuan Foodstuff Co. Ltd., Class A		4,000	71,341
New Hope Liuhe Co. Ltd., Class A		6,200	28,538
Poly Developments and Holdings Group Co. Ltd., Class A		9,300	21,034
Sangfor Technologies, Inc., Class A		5,600	150,456
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A		2,300	34,482
Shenzhen Kangtai Biological Products Co. Ltd., Class A		1,500	27,972
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A		539	19,241
Weihai Guangwei Composites Co. Ltd., Class A		3,400	25,952
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A		17,100	86,471
Wuliangye Yibin Co. Ltd., Class A		4,600	87,196
WuXi AppTec Co. Ltd., Class A		1,500	21,128
Yealink Network Technology Corp. Ltd., Class A		1,500	18,980
Yunnan Baiyao Group Co. Ltd., Class A		1,900	24,120
Yunnan Energy New Material Co. Ltd.		2,800	21,152
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A		265,900	238,645

Total Common Stocks — 3.1% (Cost — $3,014,564)			3,110,689

	Par (000)

Corporate Bonds — 0.8%

British Virgin Islands — 0.2%
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21	USD	200	201,500

Security	Par (000)		Value

China — 0.3%
China Minmetals Corp.(5 year CMT + 4.72%), 3.75%(b)(c)	USD	200	$197,438
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20		100	101,281

			298,719

Malaysia — 0.2%
Petroliam Nasional Bhd, 7.63%, 10/15/26		100	127,199

Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24		100	117,625

Total Corporate Bonds — 0.8% (Cost — $727,901)			745,043

Foreign Agency Obligations — 55.0%

Argentina — 2.1%
Argentine Republic Government International Bond:
6.88%, 04/22/21(d)		550	157,609
5.63%, 01/26/22(d)		600	165,000
7.50%, 04/22/26(d)		900	239,344
6.88%, 01/26/27(d)		2,900	717,750
6.63%, 07/06/28(d)		150	37,547
8.28%, 12/31/33(d)		624	217,307
7.13%, 07/06/36(d)		350	83,672
3.75%, 12/31/38(d)(e)		900	283,500
7.63%, 04/22/46(d)		450	110,250
7.13%, 06/28/17(d)		300	69,656

			2,081,635

Brazil — 3.5%
Brazilian Government International Bond:
4.88%, 01/22/21		250	255,312
2.63%, 01/05/23		200	200,625
4.25%, 01/07/25		400	414,250
6.00%, 04/07/26		440	482,212
4.63%, 01/13/28		500	517,500
7.13%, 01/20/37		400	452,750
5.63%, 01/07/41		200	199,188
5.00%, 01/27/45		400	372,375
5.63%, 02/21/47		600	603,000

			3,497,212

Chile — 3.0%
Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22	CLP	2,137,459	2,735,837
Chile Government International Bond, 3.13%, 01/21/26	USD	200	213,438

			2,949,275

Colombia — 3.4%
Colombia Government International Bond:
4.38%, 07/12/21		200	203,437
2.63%, 03/15/23		200	196,250
4.00%, 02/26/24		200	202,313
8.13%, 05/21/24		100	115,469
4.50%, 01/28/26		400	410,250
3.88%, 04/25/27		400	394,625
7.38%, 09/18/37		300	370,500
6.13%, 01/18/41		400	445,875
5.63%, 02/26/44		400	429,500
5.00%, 06/15/45		600	603,000

			3,371,219

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Croatia — 0.2%
Croatia Government International Bond, 6.00%, 01/26/24	USD	200	$222,875

Ecuador — 0.4%
Ecuador Government International Bond, 7.88%, 01/23/28(d)		1,500	423,750

Hungary — 2.5%
Hungary Government International Bond:
6.38%, 03/29/21		400	415,912
5.38%, 02/21/23		398	431,084
5.75%, 11/22/23		500	556,875
5.38%, 03/25/24		500	558,125
7.63%, 03/29/41		200	321,186
MFB Magyar Fejlesztesi Bank Zrt, 6.25%, 10/21/20		200	204,666

			2,487,848

Indonesia — 6.6%
Indonesia Government International Bond:
4.88%, 05/05/21		300	306,750
3.75%, 04/25/22		200	203,500
3.38%, 04/15/23		400	405,750
5.88%, 01/15/24		400	440,500
4.13%, 01/15/25		400	417,000
4.75%, 01/08/26		200	216,500
4.35%, 01/08/27		200	212,250
7.75%, 01/17/38		400	564,000
5.25%, 01/17/42		200	227,000
4.63%, 04/15/43		300	319,500
6.75%, 01/15/44		400	536,000
5.13%, 01/15/45		400	450,500
5.95%, 01/08/46		200	248,750
5.25%, 01/08/47		200	228,000
Indonesia Treasury Bond, 7.00%, 05/15/27	IDR	23,913,000	1,538,470
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24	USD	200	209,100

			6,523,570

Kazakhstan — 0.2%
Kazakhstan Government International Bond, 5.13%, 07/21/25		200	222,000

Malaysia — 0.2%
Export-Import Bank of Malaysia Bhd, Class A, 2.48%, 10/20/21		200	200,500

Mexico — 6.7%
Mexican Udibonos, 4.50%, 12/04/25	MXN	31,029	1,386,412
Mexico Government International Bond:
3.63%, 03/15/22	USD	300	307,219
4.00%, 10/02/23		500	510,937
3.60%, 01/30/25		400	401,250
4.13%, 01/21/26		600	611,250
4.15%, 03/28/27		400	401,375
6.75%, 09/27/34		300	360,562
6.05%, 01/11/40		400	436,375
4.75%, 03/08/44		400	372,250
5.55%, 01/21/45		350	364,328
4.60%, 01/23/46		400	363,250
4.35%, 01/15/47		600	529,875
4.60%, 02/10/48		400	364,800
5.75%, 10/12/2110		200	190,188

			6,600,071

Panama — 1.7%
Panama Government International Bond:
4.00%, 09/22/24		200	211,750

Security	Par (000)		Value

Panama (continued)
7.13%, 01/29/26	USD	250	$302,031
3.88%, 03/17/28		400	431,250
9.38%, 04/01/29		100	140,250
6.70%, 01/26/36		300	392,625
4.30%, 04/29/53		200	219,750

			1,697,656

Peru — 1.6%
Peruvian Government International Bond:
7.35%, 07/21/25		200	250,375
4.13%, 08/25/27		300	337,406
6.55%, 03/14/37		300	429,844
5.63%, 11/18/50		400	594,625

			1,612,250

Philippines — 3.7%
Philippine Government International Bond:
4.00%, 01/15/21		100	101,375
4.20%, 01/21/24		200	214,938
5.50%, 03/30/26		200	233,812
9.50%, 02/02/30		350	556,281
7.75%, 01/14/31		300	439,219
6.38%, 01/15/32		300	406,031
6.38%, 10/23/34		550	782,203
5.00%, 01/13/37		200	254,125
3.95%, 01/20/40		200	231,750
3.70%, 03/01/41		200	229,625
3.70%, 02/02/42		200	230,688

			3,680,047

Poland — 1.0%
Poland Government International Bond:
5.13%, 04/21/21		300	311,250
3.00%, 03/17/23		300	314,344
3.25%, 04/06/26		300	327,000

			952,594

Romania — 1.1%
Romanian Government International Bond:
4.38%, 08/22/23		600	623,625
4.88%, 01/22/24		200	212,250
6.13%, 01/22/44		200	238,000

			1,073,875

Russia — 5.0%
Russian Foreign Bond — Eurobond:
4.50%, 04/04/22		200	210,400
4.88%, 09/16/23		400	436,125
4.75%, 05/27/26		400	443,200
4.25%, 06/23/27		200	217,000
7.50%, 03/31/30(d)		1,416	1,608,487
5.63%, 04/04/42		400	508,250
5.88%, 09/16/43		200	262,750
5.25%, 06/23/47		1,000	1,241,563

			4,927,775

South Africa — 3.1%
Republic of South Africa Government International Bond:
5.88%, 05/30/22		100	102,844
4.67%, 01/17/24		300	296,437
5.88%, 09/16/25		200	199,500
4.88%, 04/14/26		200	185,688
4.30%, 10/12/28		200	167,500
5.38%, 07/24/44		200	155,063
5.00%, 10/12/46		200	149,625

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

South Africa (continued)
South Africa Government Bond — CPI Linked, 5.50%, 12/07/23	ZAR	29,816	$1,758,597

			3,015,254

South Korea — 2.1%
Inflation Linked Korea Treasury Bond, 1.13%, 06/10/23	KRW	2,459,732	2,047,506

Turkey — 5.2%
Turkey Government International Bond:
7.00%, 06/05/20	USD	350	350,875
5.63%, 03/30/21		400	402,000
5.13%, 03/25/22		200	197,375
6.25%, 09/26/22		400	400,750
3.25%, 03/23/23		250	230,547
5.75%, 03/22/24		200	193,000
7.38%, 02/05/25		400	405,000
4.25%, 04/14/26		200	172,062
4.88%, 10/09/26		500	439,844
6.00%, 03/25/27		400	367,625
11.88%, 01/15/30		300	377,719
6.75%, 05/30/40		300	258,000
6.00%, 01/14/41		400	320,500
4.88%, 04/16/43		600	435,750
6.63%, 02/17/45		400	336,375
5.75%, 05/11/47		400	303,500

			5,190,922

Ukraine — 1.6%
Ukraine Government International Bond:
7.75%, 09/01/20		200	194,750
7.75%, 09/01/21		200	192,000
7.75%, 09/01/23		300	284,250
7.75%, 09/01/24		100	94,500
7.75%, 09/01/26		200	185,600
7.75%, 09/01/27		100	92,100
7.38%, 09/25/32		600	531,562

			1,574,762

Uruguay — 0.1%
Uruguay Government International Bond, 4.13%, 11/20/45		100	103,000

Security	Par (000)		Value

Venezuela — 0.0%
Venezuela Government International Bond, 7.75%, 10/13/2019(a)(d)	USD	377	$32,011

Total Foreign Agency Obligations — 55.0% (Cost — $60,198,635)			54,487,607

		Shares

Investment Companies — 4.6%

Equity Funds — 4.6%
iShares MSCI India ETF(h)		167,683	4,535,825

Total Investment Companies — 4.6% (Cost — $5,242,340)			4,535,825

Total Long-Term Investments — 63.5% (Cost — $69,183,440)			62,879,164

Short-Term Securities — 21.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(f)(g)(h)		20,955,814	20,955,814

Total Short-Term Securities — 21.1% (Cost — $20,955,814)			20,955,814

Total Investments — 84.6% (Cost — $90,139,254)			83,834,978

Other Assets Less Liabilities — 15.4%			15,281,350

Net Assets — 100.0%			$99,116,328

(a)	Non-income producing security.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Perpetual security with no stated maturity date.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	59,039,225	—	(38,083,411	)(b)	20,955,814	$20,955,814	$283,105	$112	$—
iShares MSCI India ETF	182,768	49,329	(64,414)		167,683	4,535,825	5,864	(246,985)	(1,122,243)

						$25,491,639	$288,969	$(246,873)	$(1,122,243)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
MSCI Emerging Markets Index	15	06/19/20	$679	$(6,945)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	874,000	USD	557,192	BNP Paribas S.A.	05/13/20	$12,363
AUD	1,067,000	USD	660,733	BNP Paribas S.A.	05/13/20	34,593
AUD	1,333,709	USD	844,158	Deutsche Bank AG	05/13/20	24,974
AUD	106,000	USD	68,975	Goldman Sachs International	05/13/20	102
AUD	182,291	USD	115,336	Goldman Sachs International	05/13/20	3,457
AUD	106,000	USD	68,918	JPMorgan Chase Bank N.A.	05/13/20	158
AUD	208,000	USD	131,537	JPMorgan Chase Bank N.A.	05/13/20	4,010
CAD	275,000	USD	197,008	BNP Paribas S.A.	05/13/20	557
CAD	497,000	USD	356,485	BNP Paribas S.A.	05/13/20	569
CAD	602,000	USD	429,679	BNP Paribas S.A.	05/13/20	2,809
CAD	641,000	USD	456,596	Deutsche Bank AG	05/13/20	3,910
CAD	275,000	USD	197,087	JPMorgan Chase Bank N.A.	05/13/20	478
CHF	220,000	EUR	207,770	Morgan Stanley & Co. International PLC	05/13/20	250
CHF	229,000	EUR	216,128	Morgan Stanley & Co. International PLC	05/13/20	416
CHF	404,000	EUR	380,872	Morgan Stanley & Co. International PLC	05/13/20	1,193
CHF	475,000	EUR	449,015	Morgan Stanley & Co. International PLC	05/13/20	79
CLP	209,942,000	USD	246,555	Credit Suisse International	05/13/20	4,983
CLP	213,736,000	USD	253,542	JPMorgan Chase Bank N.A.	05/13/20	2,543
COP	398,730,000	USD	98,818	JPMorgan Chase Bank N.A.	05/13/20	1,823
COP	212,440,000	USD	52,948	Morgan Stanley & Co. International PLC	05/13/20	673
EUR	172,920	CHF	182,000	Citibank N.A.	05/13/20	930
EUR	569,624	CHF	599,000	Deutsche Bank AG	05/13/20	3,618
EUR	1,180,587	CHF	1,248,000	Deutsche Bank AG	05/13/20	732
EUR	412,070	CHF	434,000	Goldman Sachs International	05/13/20	1,913
EUR	90,488	NOK	1,013,000	Deutsche Bank AG	05/13/20	294
EUR	242,585	PLN	1,101,000	BNP Paribas S.A.	05/13/20	523
EUR	703,405	PLN	3,198,000	Goldman Sachs International	05/13/20	186
EUR	470,000	USD	511,519	BNP Paribas S.A.	05/13/20	3,602
EUR	470,000	USD	511,790	BNP Paribas S.A.	05/13/20	3,331
EUR	856,000	USD	930,018	BNP Paribas S.A.	05/13/20	8,159
EUR	856,000	USD	931,424	JPMorgan Chase Bank N.A.	05/13/20	6,753
EUR	2,048,570	USD	2,215,266	JPMorgan Chase Bank N.A.	05/13/20	29,969
GBP	47,000	USD	58,771	Citibank N.A.	05/13/20	426
GBP	95,000	USD	118,401	Citibank N.A.	05/13/20	1,254
GBP	95,000	USD	118,443	Citibank N.A.	05/13/20	1,212
GBP	55,000	USD	68,723	JPMorgan Chase Bank N.A.	05/13/20	551
GBP	275,000	USD	339,889	JPMorgan Chase Bank N.A.	05/13/20	6,482
HUF	44,548,000	EUR	123,405	BNP Paribas S.A.	05/13/20	3,219
HUF	165,678,000	EUR	462,309	Deutsche Bank AG	05/13/20	8,295
IDR	1,861,192,000	USD	118,774	JPMorgan Chase Bank N.A.	05/13/20	4,230
IDR	11,313,770,000	USD	672,638	Merrill Lynch International	05/13/20	75,079
INR	41,591,000	USD	539,317	BNP Paribas S.A.	05/13/20	12,065
JPY	14,725,000	USD	136,901	Goldman Sachs International	05/13/20	322
JPY	183,436,000	USD	1,697,035	JPMorgan Chase Bank N.A.	05/13/20	12,417
KRW	212,113,000	USD	173,780	Morgan Stanley & Co. International PLC	05/13/20	892
KRW	266,366,000	USD	218,984	Morgan Stanley & Co. International PLC	05/13/20	365
MXN	9,598,000	USD	392,021	Citibank N.A.	05/13/20	5,674
MXN	2,914,000	USD	117,371	Goldman Sachs International	05/13/20	3,371
MXN	11,779,000	USD	475,391	Goldman Sachs International	05/13/20	12,674
NOK	414,000	EUR	36,644	Goldman Sachs International	05/13/20	249
NOK	616,000	EUR	54,770	Morgan Stanley & Co. International PLC	05/13/20	101

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	97,000	USD	58,831	BNP Paribas S.A.	05/13/20	$669
NZD	179,000	USD	109,276	Citibank N.A.	05/13/20	523
NZD	2,286,000	USD	1,345,969	Deutsche Bank AG	05/13/20	56,269
NZD	179,000	USD	109,708	Goldman Sachs International	05/13/20	91
NZD	97,000	USD	58,738	JPMorgan Chase Bank N.A.	05/13/20	763
NZD	446,000	USD	266,816	JPMorgan Chase Bank N.A.	05/13/20	6,761
PLN	9,326,000	EUR	2,033,830	Deutsche Bank AG	05/13/20	18,569
RON	936,000	EUR	192,397	Deutsche Bank AG	05/13/20	869
RUB	10,113,000	USD	135,636	JPMorgan Chase Bank N.A.	05/13/20	409
RUB	16,234,000	USD	213,633	JPMorgan Chase Bank N.A.	05/13/20	4,754
SEK	787,000	EUR	73,155	BNP Paribas S.A.	05/13/20	499
SEK	885,000	EUR	82,002	BNP Paribas S.A.	05/13/20	848
SEK	1,436,000	EUR	131,714	Goldman Sachs International	05/13/20	2,847
SEK	1,514,000	EUR	141,511	JPMorgan Chase Bank N.A.	05/13/20	106
SEK	18,092,000	EUR	1,651,149	JPMorgan Chase Bank N.A.	05/13/20	44,972
SEK	1,514,000	EUR	141,320	Morgan Stanley & Co. International PLC	05/13/20	315
SGD	659,000	USD	460,066	HSBC Bank USA N.A.	05/13/20	7,269
THB	16,260,944	USD	497,413	BNP Paribas S.A.	05/13/20	5,176
THB	4,994,056	USD	152,751	Deutsche Bank AG	05/13/20	1,604
THB	13,578,000	USD	412,329	HSBC Bank USA N.A.	05/13/20	7,336
TWD	3,656,000	USD	122,213	Credit Suisse International	05/13/20	760
TWD	41,732,000	USD	1,388,521	Credit Suisse International	05/13/20	15,175
USD	382,349	AUD	584,000	Deutsche Bank AG	05/13/20	1,777
USD	1,339,045	BRL	7,111,000	BNP Paribas S.A.	05/13/20	32,163
USD	215,985	BRL	1,115,000	Morgan Stanley & Co. International PLC	05/13/20	11,067
USD	1,099,390	CAD	1,527,000	Deutsche Bank AG	05/13/20	2,366
USD	367,055	GBP	291,000	Deutsche Bank AG	05/13/20	532
USD	1,112,297	JPY	118,936,000	Deutsche Bank AG	05/13/20	3,925
USD	98,866	MXN	2,385,000	HSBC Bank USA N.A.	05/13/20	43
USD	346,076	NZD	561,000	Deutsche Bank AG	05/13/20	1,957
USD	23,902	TRY	165,000	BNP Paribas S.A.	05/13/20	321
USD	330,410	TRY	2,234,000	BNP Paribas S.A.	05/13/20	11,137
USD	1,547,542	IDR	22,632,808,000	Standard Chartered Bank	06/17/20	65,042
USD	2,129,533	KRW	2,540,000,000	Citibank N.A.	06/17/20	37,433
USD	1,481,780	MXN	31,620,000	Barclays Bank PLC	06/17/20	178,847
USD	2,081,820	ZAR	33,500,000	BNP Paribas S.A.	06/17/20	282,485

						1,114,507

AUD	190,000	USD	124,251	BNP Paribas S.A.	05/13/20	(434)
AUD	190,000	USD	124,395	Morgan Stanley & Co. International PLC	05/13/20	(579)
BRL	1,103,000	USD	205,715	BNP Paribas S.A.	05/13/20	(3,002)
BRL	1,238,000	USD	235,182	Morgan Stanley & Co. International PLC	05/13/20	(7,659)
BRL	2,600,000	USD	498,222	Morgan Stanley & Co. International PLC	05/13/20	(20,385)
CAD	497,000	USD	357,847	JPMorgan Chase Bank N.A.	05/13/20	(793)
CHF	404,000	EUR	382,601	BNP Paribas S.A.	05/13/20	(702)
CHF	4,088,000	EUR	3,876,749	Barclays Bank PLC	05/13/20	(12,886)
CHF	227,000	EUR	215,198	JPMorgan Chase Bank N.A.	05/13/20	(637)
CHF	101,000	EUR	95,987	Morgan Stanley & Co. International PLC	05/13/20	(545)
EUR	485,109	HUF	177,854,000	Deutsche Bank AG	05/13/20	(21,154)
EUR	184,171	HUF	65,476,000	Goldman Sachs International	05/13/20	(1,671)
EUR	694,669	NOK	7,890,000	Credit Suisse International	05/13/20	(8,801)
EUR	306,605	NOK	3,583,000	Deutsche Bank AG	05/13/20	(13,705)
EUR	146,550	NOK	1,658,000	Goldman Sachs International	05/13/20	(1,222)
EUR	163,925	NOK	1,844,000	JPMorgan Chase Bank N.A.	05/13/20	(334)
EUR	96,388	SEK	1,048,000	Barclays Bank PLC	05/13/20	(1,790)
EUR	120,414	SEK	1,308,000	Citibank N.A.	05/13/20	(2,111)
EUR	442,470	SEK	4,734,000	Deutsche Bank AG	05/13/20	(340)
EUR	90,780	SEK	988,000	Goldman Sachs International	05/13/20	(1,786)
EUR	451,069	SEK	4,912,000	Morgan Stanley & Co. International PLC	05/13/20	(9,163)
HUF	39,242,000	EUR	111,732	Goldman Sachs International	05/13/20	(480)
JPY	20,988,000	USD	196,796	BNP Paribas S.A.	05/13/20	(1,208)
JPY	38,523,000	USD	361,888	BNP Paribas S.A.	05/13/20	(2,890)
JPY	20,988,000	USD	196,896	JPMorgan Chase Bank N.A.	05/13/20	(1,307)

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	38,523,000	USD	361,360	JPMorgan Chase Bank N.A.	05/13/20	$(2,362)
PLN	1,201,000	EUR	264,736	Deutsche Bank AG	05/13/20	(699)
USD	112,258	AUD	180,000	Citibank N.A.	05/13/20	(5,042)
USD	226,958	AUD	356,000	Citibank N.A.	05/13/20	(5,035)
USD	2,799,134	AUD	4,636,000	HSBC Bank USA N.A.	05/13/20	(221,985)
USD	4,244	CAD	6,000	Barclays Bank PLC	05/13/20	(66)
USD	311,673	CAD	441,000	Citibank N.A.	05/13/20	(5,149)
USD	1,040,676	CAD	1,467,000	Goldman Sachs International	05/13/20	(13,243)
USD	125,142	CAD	176,000	JPMorgan Chase Bank N.A.	05/13/20	(1,299)
USD	160,507	CLP	138,036,000	JPMorgan Chase Bank N.A.	05/13/20	(4,879)
USD	1,108,485	CLP	952,632,000	JPMorgan Chase Bank N.A.	05/13/20	(32,897)
USD	45,530	COP	180,846,000	JPMorgan Chase Bank N.A.	05/13/20	(116)
USD	558,530	EUR	514,000	BNP Paribas S.A.	05/13/20	(4,814)
USD	51,114	EUR	47,000	Deutsche Bank AG	05/13/20	(398)
USD	117,315	EUR	108,000	Deutsche Bank AG	05/13/20	(1,054)
USD	237,448	EUR	220,000	Deutsche Bank AG	05/13/20	(3,672)
USD	445,640	EUR	408,000	Deutsche Bank AG	05/13/20	(1,528)
USD	2,874,442	EUR	2,624,000	Deutsche Bank AG	05/13/20	(1,465)
USD	256,827	EUR	236,000	JPMorgan Chase Bank N.A.	05/13/20	(1,830)
USD	1,088,918	EUR	1,005,000	JPMorgan Chase Bank N.A.	05/13/20	(12,564)
USD	62,085	GBP	50,339	BNP Paribas S.A.	05/13/20	(1,318)
USD	140,743	GBP	113,000	Goldman Sachs International	05/13/20	(1,584)
USD	211,727	GBP	172,000	HSBC Bank USA N.A.	05/13/20	(4,912)
USD	195,207	GBP	157,000	JPMorgan Chase Bank N.A.	05/13/20	(2,539)
USD	418,476	GBP	339,000	JPMorgan Chase Bank N.A.	05/13/20	(8,505)
USD	500,123	IDR	7,996,967,000	BNP Paribas S.A.	05/13/20	(28,389)
USD	168,177	IDR	2,743,945,000	Morgan Stanley & Co. International PLC	05/13/20	(13,168)
USD	191,497	INR	14,725,000	Barclays Bank PLC	05/13/20	(3,716)
USD	359,281	INR	27,600,000	JPMorgan Chase Bank N.A.	05/13/20	(6,619)
USD	130,413	JPY	14,054,637	Citibank N.A.	05/13/20	(563)
USD	163,477	JPY	17,543,000	Deutsche Bank AG	05/13/20	(8)
USD	533,460	JPY	57,488,363	Deutsche Bank AG	05/13/20	(2,277)
USD	452,345	JPY	49,203,000	HSBC Bank USA N.A.	05/13/20	(6,181)
USD	747,543	KRW	920,913,000	Merrill Lynch International	05/13/20	(10,816)
USD	507,802	KRW	617,011,000	Morgan Stanley & Co. International PLC	05/13/20	(298)
USD	136,287	MXN	3,319,000	Goldman Sachs International	05/13/20	(1,237)
USD	82,411	NZD	137,000	Citibank N.A.	05/13/20	(1,625)
USD	443,896	NZD	740,000	HSBC Bank USA N.A.	05/13/20	(10,021)
USD	787,554	PHP	40,433,000	JPMorgan Chase Bank N.A.	05/13/20	(13,293)
USD	279,899	RUB	21,625,000	Barclays Bank PLC	05/13/20	(11,011)
USD	377,712	SGD	539,000	BNP Paribas S.A.	05/13/20	(4,524)
USD	63,827	SGD	91,000	HSBC Bank USA N.A.	05/13/20	(706)
USD	95,626	SGD	136,000	JPMorgan Chase Bank N.A.	05/13/20	(819)
USD	285,274	THB	9,345,000	Goldman Sachs International	05/13/20	(3,559)
USD	399,248	THB	12,946,000	Goldman Sachs International	05/13/20	(884)
USD	782,355	TWD	23,455,000	Credit Suisse International	05/13/20	(6,577)
USD	497,929	TWD	14,909,000	JPMorgan Chase Bank N.A.	05/13/20	(3,549)
USD	147,917	ZAR	2,782,000	Goldman Sachs International	05/13/20	(2,027)
ZAR	5,918,000	USD	328,419	BNP Paribas S.A.	05/13/20	(9,451)
USD	2,646,879	CLP	2,208,000,000	Citibank N.A.	06/17/20	(643)

						(596,500)

	Net unrealized appreciation					$518,007

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 4.58%	Quarterly	6.62%	Quarterly	09/16/20	09/16/25	ZAR	41,470	$34,099	$47	$34,052

(a)	Forward swap

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW LIBOR, 1.01%,	Quarterly	0.91%	Quarterly	BNP Paribas S.A.	09/16/20	09/16/25	KRW	2,653,170	$(7,157)	$—	$(7,157)
6-Months CLP Interbank Rate,	Semi-Annual	2.08	Semi-Annual	Goldman Sachs Bank USA	09/16/20	09/16/25	CLP	1,626,110	18,681	—	18,681
6-Month BIBOR,	Semi-Annual	0.66	Semi-Annual	Goldman Sachs Bank USA	09/16/20	09/16/25	THB	71,930	(21,452)	—	(21,452)
3-Month TWD Secondary Bank Rate	Quarterly	0.58	Quarterly	JPMorgan Chase Bank N.A.	09/16/20	09/16/25	TWD	63,650	6,291	—	6,291
3-Month KLIBOR, 2.79%,	Quarterly	2.41	Quarterly	Bank of America N.A.	09/17/20	09/17/25	MYR	18,080	49,709	—	49,709

									$46,072	$—	$46,072

(a)	Forward swap

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Termination Date	Net Notional		Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Goldman Sachs & Co.	05/12/20 – 02/28/23	USD	26,362,081	$369,752	(b)	$26,462,717	26.6%
	UBS AG	1/21/2021	USD	26,920,342	(648,747	)(c)	26,207,018	27.2%

					$(278,995)		$52,669,735

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25-175 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

EUR — 1D Effective Overnight Index Average (EONIA)

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1D Overnight Fed Funds Effective Rate (FEDL01)

USD — 1W US Dollar LIBOR BBA

(b)	Amount includes $269,116 of net dividends and financing fees.

(c)	Amount includes $64,577 of net dividends and financing fees.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of April 30, 2020 termination dates 05/12/20 — 02/28/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
AMBEV SA — ADR	35,029	$75,312	0.3%
B3 SA — Brasil Bolsa Balcao	18,590	131,343	0.5
Banco Bradesco SA, Preference Shares	130,047	457,971	1.7
Cia Energetica de Minas Gerais, Preference Shares	11,966	20,949	0.1
Cia Siderurgica Nacional SA	11,750	19,360	0.1
Cosan Ltd., Class A	1,486	19,823	0.1
Itau Unibanco Holding SA, Preference Shares	13,623	57,043	0.2
Klabin SA	22,349	73,197	0.3
Lojas Americanas SA, Preference Shares	9,457	43,269	0.1
Petroleo Brasileiro SA, Preference Shares	34,003	112,866	0.4
Raia Drogasil SA	2,925	56,360	0.2
Vale SA	41,559	342,841	1.3

		1,410,334

Chile
Cia Cervecerias Unidas SA, ADR	2,427	34,512	0.1

China
Alibaba Group Holding Ltd. — ADR	21,334	4,323,762	16.3
Anhui Conch Cement Co. Ltd., Class H	5,500	43,370	0.2
ANTA Sports Products Ltd.	3,000	25,548	0.1
Baidu, Inc. — ADR	3,844	387,975	1.5
Bank of China Ltd., Class H	549,000	209,006	0.8
China Construction Bank Corp., Class H	256,000	205,482	0.8
China Mengniu Dairy Co. Ltd.	37,000	131,021	0.5
China Merchants Bank Co. Ltd., Class H	9,500	44,957	0.2
China Mobile Ltd.	7,000	56,273	0.2
China Mobile Ltd. — ADR	2,984	119,270	0.4
China Pacific Insurance Group Co. Ltd., Class H	13,400	44,333	0.2
China Resources Cement Holdings Ltd.	34,000	46,264	0.2
China Telecom Corp. Ltd., Class H	660,000	227,964	0.9
China Tower Corp. Ltd., Class H	108,000	24,035	0.1
Country Garden Services Holdings Co. Ltd.	29,000	133,985	0.5
GDS Holdings Ltd. — ADR	413	23,673	0.1
Geely Automobile Holdings Ltd.	9,000	14,000	0.1
Industrial & Commercial Bank of China Ltd., Class H	213,000	142,818	0.5
JD.com, Inc. — ADR	10,262	442,292	1.7
JOYY, Inc., ADR	456	27,798	0.1
Kingdee International Software Group Co. Ltd.	28,000	40,045	0.1
Kingsoft Corp. Ltd.	10,000	34,342	0.1
Kunlun Energy Co. Ltd.	274,000	178,510	0.7
Lenovo Group Ltd.	392,000	211,757	0.8
Luye Pharma Group Ltd.	239,500	116,296	0.4
Momo, Inc., ADR	1,472	35,446	0.1
NetEase, Inc. — ADR	1,032	355,999	1.3
New Oriental Education & Technology Group, Inc. — ADR	1,778	226,979	0.9
PetroChina Co. Ltd., ADR	1,794	64,279	0.2
Pinduoduo, Inc., ADR	3,088	146,495	0.5
Ping An Insurance Group Co. of China Ltd., Class H	83,000	844,629	3.2
Sohu.com Ltd., ADR	2,296	19,263	0.1
Sunac China Holdings Ltd.	8,000	35,786	0.1
TAL Education Group — ADR	4,557	246,944	0.9
Tencent Holdings Ltd.	12,000	630,833	2.4
Tingyi Cayman Islands Holding Corp.	76,000	134,908	0.5
Trip.com Group Ltd., ADR	3,749	96,574	0.4

	Shares	Value	% of Basket Value

China (continued)
Vipshop Holdings Ltd. — ADR	4,714	$75,094	0.3%
Want Want China Holdings Ltd.	23,000	16,393	0.1
Xiaomi Corp., Class B	49,600	65,055	0.2
Yum China Holdings, Inc.	2,025	98,132	0.4
Zai Lab Ltd., ADR	345	21,638	0.1
Zijin Mining Group Co. Ltd., Class H	90,000	36,744	0.1
ZTO Express Cayman, Inc., — ADR	3,585	106,690	0.4

		10,512,657

Colombia
Bancolombia SA — ADR	2,012	52,513	0.2

Hong Kong
Nine Dragons Paper Holdings Ltd.	19,000	18,178	0.1

Hungary
Richter Gedeon Nyrt	1,433	30,621	0.1

Malaysia
CIMB Group Holdings Bhd	130,100	104,025	0.4
Petronas Dagangan Bhd	49,400	233,033	0.9
Top Glove Corp. Bhd	38,700	65,223	0.2

		402,281

Mexico
America Movil SAB de CV, Series L	392,692	237,887	0.9
Coca-Cola Femsa SAB de CV	72,296	291,272	1.1
Fomento Economico Mexicano SAB de CV	79,935	516,637	2.0
Grupo Aeroportuario del Centro Norte SAB de CV	53,075	193,352	0.7
Grupo Aeroportuario del Pacifico SAB de CV, Class B	15,934	99,567	0.4
Grupo Financiero Banorte SAB de CV, Series O	8,671	23,713	0.1
Kimberly-Clark de Mexico SAB de CV, Class A	292,500	413,124	1.6
Wal-Mart de Mexico SAB de CV	80,730	194,179	0.7

		1,969,731

Philippines
Metropolitan Bank & Trust Co.	4	3	0.0

Poland
Bank Polska Kasa Opieki SA	3,953	50,143	0.2
Polski Koncern Naftowy ORLEN SA	2,847	43,216	0.2
Powszechna Kasa Oszczednosci Bank Polski SA	4,985	26,678	0.1

		120,037

Qatar
Masraf Al Rayan QSC	150,028	155,853	0.6
Ooredoo QPSC	25,608	44,472	0.1
Qatar Islamic Bank SAQ	104,742	441,851	1.7

		642,176

Russia
Gazprom PJSC — ADR	6,162	31,204	0.1
Lukoil PJSC — ADR	763	49,777	0.2
Magnit PJSC — GDR	2,665	29,393	0.1
Mobile TeleSystems PJSC — ADR	11,890	101,897	0.4
Novatek PJSC	3,108	43,229	0.2
Sistema PJSC FC — GDR	7,854	30,835	0.1
Tatneft PJSC	16,991	125,081	0.5

		411,416

Saudi Arabia
Al Rajhi Bank	29,068	441,858	1.7
Alinma Bank	102,836	434,787	1.6
Almarai Co. JSC	3,775	49,221	0.2
National Commercial Bank	8,644	85,311	0.3
Saudi Basic Industries Corp.	1,428	28,338	0.1

		1,039,515

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value

South Africa
Anglo American PLC	4,127	$73,497	0.3%
AngloGold Ashanti Ltd.	1,537	37,518	0.1
Bid Corp. Ltd.	1,853	24,149	0.1
Clicks Group Ltd.	6,911	86,021	0.3
FirstRand Ltd.	89,482	195,295	0.7
MTN Group Ltd.	17,901	47,041	0.2
MultiChoice Group	8,753	41,024	0.2
Naspers Ltd., Class N	1,993	310,207	1.2
Standard Bank Group Ltd.	6,027	33,209	0.1

		847,961

South Korea
KT Corp. — ADR	12,348	121,134	0.5
LG Electronics, Inc.	6,070	273,181	1.0

		394,315

Taiwan
ASPEED Technology, Inc.	1,000	39,544	0.2
Catcher Technology Co. Ltd.	11,000	83,319	0.3
Cathay Financial Holding Co. Ltd.	34,000	45,367	0.2
Chailease Holding Co. Ltd.	56,692	215,393	0.8
Chunghwa Telecom Co. Ltd.	14,000	51,456	0.2
CTBC Financial Holding Co. Ltd.	228,000	151,938	0.6
Delta Electronics, Inc.	13,000	60,635	0.2
Fubon Financial Holding Co. Ltd.	84,000	118,774	0.5
Hon Hai Precision Industry Co. Ltd.	83,000	213,307	0.8
Largan Precision Co. Ltd.	2,000	272,627	1.0
MediaTek, Inc.	36,000	497,103	1.9
President Chain Store Corp.	11,000	113,748	0.4
Realtek Semiconductor Corp.	30,000	256,900	1.0
Sercomm Corp.	46,000	114,947	0.4
Sunonwealth Electric Machine Industry Co. Ltd.	67,000	87,441	0.3
Taishin Financial Holding Co. Ltd.	204,000	86,768	0.3
Taiwan Cooperative Financial Holding Co. Ltd.	393,000	263,905	1.0
Taiwan Mobile Co. Ltd.	99,000	356,708	1.3
Taiwan Semiconductor Manufacturing Co. Ltd.	356,000	3,591,255	13.6
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	3,313	176,020	0.7
TPK Holding Co. Ltd.	161,000	225,226	0.9
Uni-President Enterprises Corp.	330,000	768,367	2.9
Yuanta Financial Holding Co. Ltd.	65,000	37,049	0.1

		7,827,797

Thailand
Advanced Info Service PCL, Foreign Registered Shares	22,300	135,602	0.5
Bangkok Bank PCL, Foreign Registered Shares	6,900	22,004	0.1
CP ALL PCL	27,300	59,429	0.2
Home Product Center PCL	202,000	83,945	0.3

		300,980

Turkey
KOC Holding AS	31,355	68,801	0.3
Tupras Turkiye Petrol Rafinerileri AS	6,061	78,709	0.3
Turkcell Iletisim Hizmetleri AS	40,555	80,792	0.3

		228,302

United States
Genpact Ltd.	6,372	219,388	0.8

Total Reference Entity — Long		26,462,717

Net Value of Reference Entity — Goldman Sachs & Co.		$26,462,717

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with UBS AG as of April 30, 2020 termination date 01/12/21:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Ambev SA	65,285	$136,143	0.5%
Banco Bradesco SA, Preference Shares	5,288	44,392	0.2
Banco Bradesco SA, Preference Shares	1	3	0.0
BRF SA	4,897	17,461	0.1
Cia Energetica de Sao Paulo, Preference B Shares	4,308	22,309	0.1
Cia Siderurgica Nacional SA	2,850	4,696	0.0
Equatorial Energia SA	6,978	23,521	0.1
Hapvida Participacoes e Investimentos SA	1,881	18,139	0.1
Hypera SA	3,870	20,695	0.1
Itau Unibanco Holding SA, Preference Shares	51,142	214,146	0.8
Itausa — Investimentos Itau SA, Preference Shares	13,584	22,482	0.1
Notre Dame Intermedica Participacoes SA	5,577	56,212	0.2
Raia Drogasil SA	3,779	72,816	0.3
TIM Participacoes SA	11,856	27,820	0.1
Totvs SA	37,125	403,822	1.5
Ultrapar Participacoes SA	16,000	42,664	0.1
Vale SA	2,190	18,066	0.1
WEG SA	23,236	170,663	0.7

		1,316,050

Chile
Cia Cervecerias Unidas SA	3,798	27,294	0.1

China
3SBio, Inc.	73,500	74,516	0.3
AAC Technologies Holdings, Inc.	6,500	30,742	0.1
Agricultural Bank of China Ltd., Class H	64,000	26,623	0.1
Alibaba Health Information Technology Ltd.	46,000	110,032	0.4
Anhui Conch Cement Co. Ltd., Class H	2,500	19,713	0.1
Anhui Expressway Co. Ltd., Class H	28,000	14,431	0.1
ANTA Sports Products Ltd.	5,000	42,580	0.2
Bank of China Ltd., Class H	563,000	214,336	0.8
China Construction Bank Corp., Class H	1,274,000	1,022,593	3.9
China Life Insurance Co. Ltd., Class H	261,000	556,634	2.1
China Medical System Holdings Ltd.	11,000	12,949	0.0
China Merchants Bank Co. Ltd., Class H	14,500	68,619	0.3
China Mobile Ltd.	89,000	715,476	2.7
China Railway Group Ltd., Class H	61,000	36,474	0.1
China Resources Beer Holdings Co. Ltd.	14,000	65,937	0.3
China Resources Land Ltd.	6,000	24,793	0.1
China Telecom Corp. Ltd., Class H	96,000	33,158	0.1
China Unicom Hong Kong Ltd.	480,000	310,432	1.2
CNOOC Ltd.	153,000	169,160	0.6
Country Garden Services Holdings Co. Ltd.	6,000	27,721	0.1
CSPC Pharmaceutical Group Ltd.	78,000	154,418	0.6
ENN Energy Holdings Ltd.	30,200	340,428	1.3
Genscript Biotech Corp.	8,000	14,267	0.1
Hansoh Pharmaceutical Group Co. Ltd.	6,000	23,168	0.1
Industrial & Commercial Bank of China Ltd., Class H	579,000	388,225	1.5
Innovent Biologics, Inc.	11,000	54,173	0.2
Kunlun Energy Co. Ltd.	210,000	136,814	0.5
Li Ning Co. Ltd.	37,000	116,827	0.4
Meituan Dianping, Class B	22,500	301,254	1.1
PetroChina Co. Ltd., Class H	322,000	115,660	0.4
Ping An Healthcare and Technology Co. Ltd.	3,500	48,216	0.2
Poly Property Development Co. Ltd., Class H	2,600	27,645	0.1
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	24,000	36,460	0.1

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value

China (continued)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	4,000	$15,112	0.1%
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	5,600	9,857	0.0
Sinopec Shanghai Petrochemical Co. Ltd., Class H	214,000	58,101	0.2
Sinopharm Group Co. Ltd., Class H	55,200	148,839	0.6
Sunny Optical Technology Group Co. Ltd.	14,900	207,490	0.8
Tencent Holdings Ltd.	76,900	4,042,589	15.4
Tingyi Cayman Islands Holding Corp.	16,000	28,402	0.1
Want Want China Holdings Ltd.	60,000	42,765	0.2
WuXi AppTec Co. Ltd., Class H	1,400	19,738	0.1
Wuxi Biologics Cayman, Inc.	10,500	163,447	0.6
Xiaomi Corp., Class B	32,200	42,233	0.2

		10,113,047

Colombia
Cementos Argos SA	1,951	1,920	0.0
Corp. Financiera Colombiana SA	212	1,382	0.0
Ecopetrol SA	26,107	13,782	0.1
Grupo Argos SA	1,923	4,478	0.0
Grupo de Inversiones Suramericana SA	1,587	8,627	0.0
Interconexion Electrica SA	4,360	20,043	0.1

		50,232

Greece
Alpha Bank AE	24,775	18,091	0.1
Eurobank Ergasias Services and Holdings SA	32,070	12,954	0.0
FF Group	1,346	15	0.0
Hellenic Telecommunications Organization SA	3,539	46,755	0.2
JUMBO SA	1,713	26,808	0.1
Motor Oil Hellas Corinth Refineries SA	875	12,965	0.1
National Bank of Greece SA	4,608	6,249	0.0
OPAP SA	3,303	29,586	0.1

		153,423

Hong Kong
Sino Biopharmaceutical Ltd.	93,000	135,557	0.5

Hungary
Richter Gedeon Nyrt	1,459	31,177	0.1

Indonesia
Astra International Tbk PT	351,300	89,851	0.3
Bank Central Asia Tbk PT	186,600	323,227	1.2
Bank Mandiri Persero Tbk PT	409,500	121,728	0.5
Bank Negara Indonesia Persero Tbk PT	266,300	72,672	0.3
Bank Rakyat Indonesia Persero Tbk PT	100,600	18,298	0.1
Kalbe Farma Tbk PT	146,000	14,104	0.1
Perusahaan Gas Negara Persero Tbk PT	374,600	21,254	0.1
Telekomunikasi Indonesia Persero Tbk PT	391,900	90,118	0.3
Unilever Indonesia Tbk PT	65,700	36,431	0.1

		787,683

Malaysia
CIMB Group Holdings Bhd	572,100	457,440	1.7
Hartalega Holdings Bhd	71,600	126,485	0.5
Hong Leong Bank Bhd	49,700	153,319	0.6
IHH Healthcare Bhd	22,400	27,257	0.1
Malayan Banking Bhd	112,500	197,444	0.8
Public Bank Bhd	41,800	158,864	0.6
Westports Holdings Bhd	92,900	79,290	0.3

		1,200,099

Peru
Hochschild Mining PLC	315,221	549,944	2.1

	Shares	Value	% of Basket Value

Poland
Bank Polska Kasa Opieki SA	5,920	$75,094	0.3%
Powszechna Kasa Oszczednosci Bank Polski SA	59,166	316,642	1.2

		391,736

Russia
Detsky Mir PJSC	29,143	34,421	0.1
Gazprom PJSC — ADR	5,332	27,001	0.1
Highland Gold Mining Ltd.	12,760	37,677	0.2
Inter RAO UES PJSC	5,323,469	356,623	1.4
Lukoil PJSC	9,516	614,045	2.3
Lukoil PJSC — ADR	4,968	324,101	1.2
Magnit PJSC — GDR	2,743	30,253	0.1
Magnitogorsk Iron & Steel Works PJSC	602,984	324,367	1.2
MMC Norilsk Nickel PJSC	1,240	336,889	1.3
Novatek PJSC — GDR	1,266	177,533	0.7
PhosAgro PJSC, — GDR	11,054	133,245	0.5
Severstal PJSC	12,287	145,922	0.6

		2,542,077

South Africa
Absa Group, Ltd.	19,783	97,632	0.4
Anglo American Platinum Ltd.	2,604	136,658	0.5
Aspen Pharmacare Holdings Ltd.	3,849	24,009	0.1
FirstRand Ltd.	9,417	20,553	0.1
Gold Fields Ltd.	20,687	153,986	0.6
Life Healthcare Group Holdings Ltd.	12,293	11,845	0.0
Naspers Ltd., Class N	4,869	757,852	2.9
Nedbank Group Ltd.	8,602	50,007	0.2
Netcare Ltd.	24,764	20,708	0.1
Shoprite Holdings Ltd.	3,048	17,617	0.1
Spar Group Ltd.	5,069	48,317	0.2
Standard Bank Group Ltd.	28,222	155,502	0.6

		1,494,686

South Korea
Amorepacific Corp.	204	29,549	0.1
Celltrion Healthcare Co. Ltd.	577	39,992	0.2
Celltrion, Inc.	1,571	271,526	1.0
HLB, Inc.	32	454	0.0
HLB, Inc.	322	25,248	0.1
Hyundai Mobis Co. Ltd.	242	34,214	0.1
Hyundai Motor Co.	1,272	98,316	0.4
Kakao Corp.	634	95,809	0.4
KB Financial Group, Inc.	739	21,144	0.1
KT&G Corp.	362	24,170	0.1
Kumho Petrochemical Co. Ltd.	554	34,936	0.1
LG Chem Ltd.	594	184,564	0.7
LG Electronics, Inc.	2,028	91,270	0.3
LG Household & Health Care Ltd.	165	187,109	0.7
NAVER Corp.	1,982	321,343	1.2
NCSoft Corp.	207	109,679	0.4
POSCO	2,336	352,982	1.3
Posco ICT Co. Ltd.	1	4	0.0
Samsung Biologics Co. Ltd.	210	100,313	0.4
Samsung Electronics Co. Ltd.	69,151	2,843,318	10.8
Samsung SDI Co. Ltd.	323	76,304	0.3
Shinhan Financial Group Co. Ltd.	6,442	163,321	0.6
SK Hynix, Inc.	4,085	281,120	1.1
SK Innovation Co. Ltd.	271	21,862	0.1
SK Telecom Co. Ltd.	289	50,229	0.2
Yuhan Corp.	390	15,152	0.1

		5,473,928

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value

Thailand
Advanced Info Service PCL, Foreign Registered Shares	3,100	$18,850	0.1%
Bangkok Bank PCL, Foreign Registered Shares	8,600	27,425	0.1
Bangkok Dusit Medical Services PCL, Class F	120,200	76,120	0.3
Bumrungrad Hospital PCL	3,600	13,074	0.1
CP ALL PCL	146,200	318,265	1.2
Home Product Center PCL	92,400	38,399	0.1
Kasikornbank PCL, Foreign Registered Shares	42,200	110,076	0.4

		602,209

	Shares	Value	% of Basket Value

Turkey
Akbank TAS	116,357	$98,229	0.4%
BIM Birlesik Magazalar AS	16,887	134,088	0.5
Eregli Demir ve Celik Fabrikalari TAS	91,528	105,522	0.4
Turkcell Iletisim Hizmetleri AS	140,228	279,358	1.1

		617,197

United Kingdom
Mondi PLC	40,442	720,679	2.7

Total Reference Entity — Long		26,207,018

Net Value of Reference Entity — UBS AG		$26,207,018

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$47	$—	$34,052	$—
OTC Swaps	—	—	444,433	(677,356)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,114,507	$—	$—	$1,114,507
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	34,052	—	34,052
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	369,752	—	74,681	—	444,433

	$—	$—	$369,752	$1,114,507	$108,733	$—	$1,592,992

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,945	$—	$—	$—	$6,945
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	596,500	—	—	596,500
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	648,747	—	28,609	—	677,356

	$—	$—	$655,692	$596,500	$28,609	$—	$1,280,801

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

For the period ended April 30, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(322,759)	$—	$—	$—	$(322,759)
Forward foreign currency exchange contracts	—	—	—	1,078,229	—	—	1,078,229
Swaps	—	—	(3,884,929)	—	332,732	—	(3,552,197)

	$—	$—	$(4,207,688)	$1,078,229	$332,732	$—	$(2,796,727)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(7,605)	$—	$—	$—	$(7,605)
Forward foreign currency exchange contracts	—	—	—	416,538	—	—	416,538
Swaps	—	—	(4,643,459)	—	176,592	—	(4,466,867)

	$—	$—	$(4,651,064)	$416,538	$176,592	$—	$(4,057,934)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	339,713
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	76,884,320
Average amounts sold — in USD	63,872,640
Interest rate swaps:
Average notional value-receives fixed rate	15,197,337
Total return swaps:
Average notional value	61,582,332

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$14,593	$—
Forward foreign currency exchange contracts	1,114,507	596,500
Swaps — Centrally cleared	25,157	—
Swaps — OTC(a)	444,433	677,356

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$1,598,690	$1,273,856
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(39,750)	—

Total derivative assets and liabilities subject to an MNA	$1,558,940	$1,273,856

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Asset (c)(d)
Bank of America N.A.	$49,709	$—	$—	$—	$49,709
Barclays Bank PLC	178,847	(29,469)	—	—	149,378
BNP Paribas S.A.	415,088	(63,889)	—	—	351,199
Citibank N.A.	47,452	(20,168)	—	(20,000)	7,284
Credit Suisse International	20,918	(15,378)	—	—	5,540
Deutsche Bank AG	129,691	(46,300)	—	—	83,391
Goldman Sachs & Co.	369,752	—	—	—	369,752
Goldman Sachs Bank USA	18,681	(18,681)	—	—	—
Goldman Sachs International	25,212	(25,212)	—	—	—
HSBC Bank USA N.A.	14,648	(14,648)	—	—	—
JPMorgan Chase Bank N.A.	133,470	(94,342)	—	—	39,128
Merrill Lynch International	75,079	(10,816)	—	—	64,263
Morgan Stanley & Co. International PLC	15,351	(15,351)	—	—	—
Standard Chartered Bank	65,042	—	—	—	65,042

	$1,558,940	$(354,254)	$—	$(20,000)	$1,184,686

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Barclays Bank PLC	$29,469	$(29,469)	$—	$—	$—
BNP Paribas S.A.	63,889	(63,889)	—	—	—
Citibank N.A.	20,168	(20,168)	—	—	—
Credit Suisse International	15,378	(15,378)	—	—	—
Deutsche Bank AG	46,300	(46,300)	—	—	—
Goldman Sachs Bank USA	21,452	(18,681)	—	—	2,771
Goldman Sachs International	27,693	(25,212)	—	—	2,481
HSBC Bank USA N.A.	243,805	(14,648)	—	—	229,157
JPMorgan Chase Bank N.A.	94,342	(94,342)	—	—	—
Merrill Lynch International	10,816	(10,816)	—	—	—
Morgan Stanley & Co. International PLC	51,797	(15,351)	—	—	36,446
UBS AG	648,747	—	—	(648,747)	—

	$1,273,856	$(354,254)	$—	$(648,747)	$270,855

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks(a)	$—	$3,110,689	$—	$3,110,689
Corporate Bonds(a)	—	745,043	—	745,043
Foreign Agency Obligations(a)	—	54,487,607	—	54,487,607
Investment Companies(a)	4,535,825	—	—	4,535,825
Short-Term Securities	20,955,814	—	—	20,955,814

	$25,491,639	$58,343,339	$—	$83,834,978

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) April 30, 2020	BlackRock Total Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Equity contracts	$—	$369,752	$—	$369,752
Forward foreign currency contracts	—	1,114,507	—	1,114,507
Interest rate contracts	—	108,733	—	108,733
Liabilities:
Equity contracts	(6,945)	(648,747)	—	(655,692)
Forward foreign currency contracts	—	(596,500)	—	(596,500)
Interest rate contracts	—	(28,609)	—	(28,609)

	$(6,945)	$319,136	$—	$312,191

(a)	See above Consolidated Schedule of Investments for values in each security type or country.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Statement of Assets and Liabilities

April 30, 2020

BlackRock Total Emerging Markets Fund

ASSETS
Investments at value — unaffiliated (cost — $63,941,100)	$58,343,339
Investments at value — affiliated (cost — $26,198,154)	25,491,639
Cash	683,486
Due from broker	490,000
Cash pledged:
Collateral — OTC derivatives	10,610,000
Futures contracts	84,000
Centrally cleared swaps	170,597
Foreign currency at value (cost — $2,397,894)	2,373,592
Receivables:
Investments sold	215,603
Capital shares sold	30,609
Dividends — affiliated	2,321
Dividends — unaffiliated	256
Interest — unaffiliated	799,502
Variation margin on futures contracts	14,593
Variation margin on centrally cleared swaps	25,157
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,114,507
OTC swaps	444,433
Prepaid expenses	41,954

Total assets	100,935,588

LIABILITIES
Cash received as collateral for OTC derivatives	20,000
Payables:
Administration fees	5,943
Capital shares redeemed	211,758
Investment advisory fees	15,588
Trustees’ and Officer’s	2,599
Other accrued expenses	284,825
Service and distribution fees	4,691
Unrealized depreciation on:
Forward foreign currency exchange contracts	596,500
OTC swaps	677,356

Total liabilities	1,819,260

NET ASSETS	$99,116,328

NET ASSETS CONSIST OF
Paid-in capital	$126,365,304
Accumulated loss	(27,248,976)

NET ASSETS	$99,116,328

NET ASSET VALUE
Institutional — Based on net assets of $85,305,128 and 10,132,127 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.42

Investor A — Based on net assets of $10,621,921 and 1,266,119 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.39

Investor C — Based on net assets of $3,189,279 and 382,466 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.34

See notes to consolidated financial statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

	BlackRock Total Emerging Markets Fund
	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19

INVESTMENT INCOME
Dividends — affiliated	$288,969	$1,333,290
Interest — unaffiliated	1,796,397	4,342,011
Foreign taxes withheld	(7,515)	(16,862)

Total investment income	2,077,851	5,658,439

EXPENSES
Investment advisory	505,758	1,203,844
Professional	169,040	146,926
Transfer agent — class specific	75,313	194,033
Custodian	52,546	51,043
Accounting services	48,971	56,737
Printing	39,486	45,347
Service and distribution — class specific	35,803	88,984
Administration	28,660	68,218
Registration	25,878	58,936
Administration — class specific	13,487	32,102
Trustees and Officer	5,915	12,732
Board realignment and consolidation	—	7,824
Miscellaneous	10,747	31,084

Total expenses	1,011,604	1,997,810
Less:
Fees waived and/or reimbursed by the Manager	(313,588)	(313,768)
Fees waived and/or reimbursed by administrator — class specific	(13,487)	(32,102)
Transfer agent fees waived and/or reimbursed	(75,311)	(194,029)

Total expenses after fees waived and/or reimbursed	609,218	1,457,911

Net investment income	1,468,633	4,200,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	112	—
Futures contracts	(322,759)	49,769
Forward foreign currency exchange contracts	1,078,229	(702,057)
Foreign currency transactions	(232,952)	245,674
Investments — affiliated	(246,985)	—
Investments — unaffiliated	(2,279,838)	(2,292,703)
Swaps	(3,552,197)	(746,696)

	(5,556,390)	(3,446,013)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(7,605)	2,206
Forward foreign currency exchange contracts	416,538	(38,672)
Foreign currency translations	(29,264)	5,436
Investments — affiliated	(1,122,243)	1,052,952
Investments — unaffiliated	(3,440,866)	9,331,601
Swaps	(4,466,867)	11,806,956

	(8,650,307)	22,160,479

Net realized and unrealized gain (loss)	(14,206,697)	18,714,466

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,738,064)	$22,914,994

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	23

Consolidated Statements of Changes in Net Assets

	BlackRock Total Emerging Markets Fund
	Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,468,633	$4,200,528	$6,943,014
Net realized loss	(5,556,390)	(3,446,013)	(2,177,672)
Net change in unrealized appreciation (depreciation)	(8,650,307)	22,160,479	(41,504,637)

Net increase (decrease) in net assets resulting from operations	(12,738,064)	22,914,994	(36,739,295)

DISTRIBUTIONS(a)
Institutional	(3,669,025)	(8,217,305)	(17,673,074)
Investor A	(360,355)	(872,268)	(2,094,142)
Investor C	(70,624)	(217,483)	(289,405)

Decrease in net assets resulting from distributions to shareholders	(4,100,004)	(9,307,056)	(20,056,621)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(33,892,342)	(51,159,483)	(194,769,178)

NET ASSETS
Total decrease in net assets	(50,730,410)	(37,551,545)	(251,565,094)
Beginning of period	149,846,738	187,398,283	438,963,377

End of period	$99,116,328	$149,846,738	$187,398,283

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund

	Institutional
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.55		$8.86	$10.87	$9.72	$8.70	$9.84

Net investment income(a)	0.10		0.25	0.22	0.22	0.17	0.11
Net realized and unrealized gain (loss)	(0.95)		0.97	(1.74)	1.14	0.95	(1.19)

Net increase (decrease) from investment operations	(0.85)		1.22	(1.52)	1.36	1.12	(1.08)

Distributions(b)
From net investment income	(0.28)		(0.52)	(0.16)	(0.10)	(0.10)	(0.06)
From net realized gain	—		(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.28)		(0.53)	(0.49)	(0.21)	(0.10)	(0.06)

Net asset value, end of period	$8.42		$9.55	$8.86	$10.87	$9.72	$8.70

Total Return(c)
Based on net asset value	(9.34	)%(d)	14.33%	(14.66)%	14.49%	13.16%	(10.97)%

Ratios to Average Net Assets(e)
Total expenses	1.34	%(f)(g)	1.18%	1.08%	1.03%	1.44%	1.74%

Total expenses after fees waived and/or reimbursed	0.85	%(f)	0.85%	0.85%	0.85%	1.04%	1.40%

Net investment income	2.23	%(f)	2.67%	2.12%	2.17%	1.88%	1.14%

Supplemental Data
Net assets, end of period (000)	$85,305		$131,680	$165,034	$385,137	$205,782	$54,526

Portfolio turnover rate(h)	21%		11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.08%	0.09%	0.06%	0.06%	0.08%	0.11%

(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.44%.
(h)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor A
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.51		$8.79	$10.80	$9.67	$8.67	$9.81

Net investment income(a)	0.09		0.23	0.19	0.19	0.16	0.10
Net realized and unrealized gain (loss)	(0.96)		0.97	(1.73)	1.15	0.93	(1.19)

Net increase (decrease) from investment operations	(0.87)		1.20	(1.54)	1.34	1.09	(1.09)

Distributions(b)
From net investment income	(0.25)		(0.47)	(0.14)	(0.10)	(0.09)	(0.05)
From net realized gain	–		(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.25)		(0.48)	(0.47)	(0.21)	(0.09)	(0.05)

Net asset value, end of period	$8.39		$9.51	$8.79	$10.80	$9.67	$8.67

Total Return(c)
Based on net asset value	(9.52	)%(d)	14.20%	(14.94)%	14.25%	12.74%	(11.15)%

Ratios to Average Net Assets(e)
Total expenses	1.65	%(f)(g)	1.48%	1.40%	1.37%	1.56%	2.15%

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.10%	1.10%	1.10%	1.17%	1.65%

Net investment income	1.98	%(f)	2.43%	1.86%	1.91%	1.65%	1.02%

Supplemental Data
Net assets, end of period (000)	$10,622		$13,923	$17,020	$46,427	$37,058	$1,628

Portfolio turnover rate(h)	21%		11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.08%	0.09%	0.06%	0.06%	0.08%	0.11%

(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.75%.
(h)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor C
	Period from 11/01/19 to 04/30/20		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.40		$8.69	$10.70	$9.61	$8.58	$9.73

Net investment income (loss)(a)	0.06		0.16	0.12	0.11	0.08	(0.01)
Net realized and unrealized gain (loss)	(0.96)		0.95	(1.72)	1.14	0.95	(1.14)

Net increase (decrease) from investment operations	(0.90)		1.11	(1.60)	1.25	1.03	(1.15)

Distributions(b)
From net investment income	(0.16)		(0.39)	(0.08)	(0.05)	—	—
From net realized gain	—		(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.16)		(0.40)	(0.41)	(0.16)	—	—

Net asset value, end of period	$8.34		$9.40	$8.69	$10.70	$9.61	$8.58

Total Return(c)
Based on net asset value	(9.78	)%(d)	13.22%	(15.59)%	13.39%	12.01%	(11.82)%

Ratios to Average Net Assets(e)
Total expenses	2.39	%(f)(g)	2.21%	2.16%	2.11%	2.61%	2.91%

Total expenses after fees waived and/or reimbursed	1.85	%(f)	1.85%	1.85%	1.85%	2.10%	2.40%

Net investment income (loss)	1.21	%(f)	1.71%	1.19%	1.18%	0.88%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$3,189		$4,244	$5,344	$7,399	$2,435	$898

Portfolio turnover rate(h)	21%		11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 04/30/20	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.08%	0.09%	0.06%	0.06%	0.08%	0.11%

(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.49%.
(h)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Total Emerging Markets Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 13, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from October 31 to April 30.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,908, which is less than 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the value at the time

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BAMNA”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL, BAMNA and BRS for services they provide for that portion of the Fund for which BIL, BAMNA and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Investor A	$16,367	$39,246
Investor C	19,436	49,738
Total	$35,803	$88,984

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

The following table shows the class specific administration fees borne directly by each share class of the Fund:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Institutional	$11,789	$27,968
Investor A	1,309	3,139
Investor C	389	995
Total	$13,487	$32,102

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended April 30, 2020 and the year ended October 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. The Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Institutional	$63	$428
Investor A	304	488
Investor C	92	152
Total	$459	$1,068

The following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Institutional	$61,956	$161,265
Investor A	10,452	25,541
Investor C	2,905	7,227
Total	$75,313	$194,033

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Investor A	$301	$882

Affiliates received CDSCs as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Investor C	$263	$805

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to February 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. The amounts waived were as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Amounts waived	$15,183	$39,967

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. The amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Amounts waived	$21,693	$52,712

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. The amounts reimbursed were as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Amounts reimbursed	$—	$5,760

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional Investor A Investor C	0.85 1.10 1.85%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amounts included in the Consolidated Statements of Operations were as follows:

	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Fees waived and/or reimbursed by the Manager	$276,712	$215,329

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed, respectively, in the Consolidated Statements of Operations. Class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waiver – Class Specific	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Institutional	$11,789	$27,968
Investor A	1,309	3,139
Investor C	389	995
Total	$13,487	$32,102

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Transfer Agent Fees Waiver and/or reimbursed – Class Specific	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Institutional	$61,956	$161,264
Investor A	10,451	25,540
Investor C	2,904	7,225
Total	$75,311	$194,029

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective May 16, 2020, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

On April 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring May 16, 2020
Fund Level	$623,042
Institutional	410,537
Investor A	67,261
Investor C	17,622

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on April 30, 2020:

Expired April 30, 2020
Fund Level	$88,746
Institutional	191,409
Investor A	43,348
Investor C	7,465

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statements of Operations.

7.	PURCHASES AND SALES

For the period ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were $19,063,705 and $35,534,350, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended April 30, 2020 and each of the four years ended October 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

	04/30/20	10/31/19	10/31/18
Ordinary income	$4,100,004	$9,307,056	$16,066,189
Long-term capital gains	—	—	3,990,432

	$4,100,004	$9,307,056	$20,056,621

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$2,336,861
Non-expiring capital loss carryforwards(a)	(20,078,135)
Net unrealized losses(b)	(9,507,702)

Total	$(27,248,976)

(a)	Amount available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accrual of income on securities in default, and the accounting for swap agreements.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$91,090,719

Gross unrealized appreciation	$3,313,319
Gross unrealized depreciation	(12,784,716)

Net unrealized depreciation	$(9,471,397)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period From 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,486,479	$14,318,303	4,803,364	$44,144,137	12,220,151	$127,268,814
Shares issued in reinvestment of distributions	367,267	3,588,194	920,541	7,907,448	1,613,980	16,753,115
Shares redeemed	(5,506,574)	(49,527,298)	(10,574,982)	(97,307,169)	(30,619,463)	(315,161,612)

Net decrease	(3,652,828)	$(31,620,801)	(4,851,077)	$(45,255,584)	(16,785,332)	$(171,139,683)

Investor A
Shares sold and automatic conversion of shares	98,270	$940,419	448,526	$4,154,355	1,121,935	$11,750,290
Shares issued in reinvestment of distributions	36,233	353,268	100,652	862,585	201,533	2,081,841
Shares redeemed	(332,954)	(2,943,997)	(1,020,373)	(9,407,159)	(3,685,189)	(36,778,682)

Net decrease	(198,451)	$(1,650,310)	(471,195)	$(4,390,219)	(2,361,721)	$(22,946,551)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (continued)

	Period From 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount	Shares	Amount

Investor C
Shares sold	7,271	$70,144	62,316	$555,924	149,144	$1,538,341
Shares issued in reinvestment of distributions	7,249	70,456	25,449	217,077	28,106	288,942
Shares redeemed and automatic conversion of shares	(83,407)	(761,831)	(251,466)	(2,286,681)	(253,900)	(2,510,227)

Net decrease	(68,887)	$(621,231)	(163,701)	$(1,513,680)	(76,650)	$(682,944)

Total Net Decrease	(3,920,166)	$(33,892,342)	(5,485,973)	$(51,159,483)	(19,223,703)	$(194,769,178)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Emerging Markets Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Total Emerging Markets Fund of BlackRock FundsSM (the “Fund”), including the consolidated schedule of investments, as of April 30, 2020, the related consolidated statements of operations for the period from November 1, 2019 through April 30, 2020 and for the year ended October 31, 2019, the consolidated statements of changes in net assets for the period from November 1, 2019 through April 30, 2020 and for each of the two years in the period ended October 31, 2019, the consolidated financial highlights for the period from November 1, 2019 through April 30, 2020 and for each of the five years in the period ended October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the period from November 1, 2019 through April 30, 2020 and for the year ended October 31, 2019, the changes in its net assets for the period from November 1, 2019 through April 30, 2020 and for each of the two years in the period ended October 31, 2019, and the financial highlights for the period from November 1, 2019 through April 30, 2020 and each of the five years in the period ended October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

For the period ended April 30, 2020, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
BlackRock Total Emerging Markets Fund	$209,344

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the period ended April 30, 2020:

Fund	Federal Obligation Interest
BlackRock Total Emerging Markets Fund	$147,265

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	39

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of BlackRock Total Emerging Markets Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 150 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 150 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute ("PCRI") since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 150 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 150 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 150 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 150 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 150 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 150 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 150 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 150 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 150 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 150 Portfolios	None

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock's Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock's Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock's U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust's Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

   Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management North Asia Limited

Hong Kong, China

BlackRock (Singapore) Limited

079912 Singapore

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BHD	Bahraini Dinar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian New Leu

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

JSC	Joint Stock Company

OTC	Over-the-Counter

PCL	Public Company Limited

GLOSSARY OF TERMS USED IN THIS REPORT	47

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TEM-4/20-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$76,092	$76,092	$0	$0	$20,600	$21,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

4 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$20,600	$21,200

1 The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$1,984,000	$2,050,500

1 The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: July 2, 2020